UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 23, 2014

                               CANNAPHARMARX, INC.
                              ---------------------
             (Exact name of Registrant as specified in its charter)

            Delaware                     000-27055                24-4635140
 ----------------------------    ------------------------   --------------------
 (State or other jurisdiction    (Commission File Number)   (IRS Employer Identi
       of incorporation)                                        -fication No.)

     One Collins Drive, Salem Business Center, Carneys Point, NJ 08069-3640
               --------------------------------------------------
                    (Address of principal executive offices)


                                  720-939-1133
        -----------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                            GOLDEN DRAGON HOLDING CO.
                        ---------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer

     On October 23, 2014, a majority of the Board of Directors voted to terminate Gary Cohen as President of the Company. Mr. Cohen's termination as President was effective on October 23, 2014. Mr. Cohen remains a director of the Company.

     On October 23, 2014, a majority of the Board of Directors appointed Mathew Sherwood a director of the Company. Mr. Sherwood's appointment as a director was effective October 23, 2014. Mr. Sherwood is our Vice President of Product Development.

Mathew Sherwood, age 37

Vice President, Product Development and Director

     Mr. Sherwood has more than 20 years of experience in healthcare, both in private practice and as a consultant. Mr. Sherwood worked as a board-certified optician as well as a consultant in both practice management and optical laboratory solutions. As an optician, Mr. Sherwood developed solutions for ophthalmic lens manufacturing and high-performance prescription applications. For most of the last decade, Mr. Sherwood has turned his focus to medical cannabinoid solutions, developing a variety of cannabinoid-based solutions, and has a deep understanding of the potential of cannabinoid products. Mr. Sherwood specializes in extraction technologies and the design and manufacturing of novel delivery systems. Mr. Sherwood is a co-founder of the National Association of Cannabinoid Pharmaceuticals and continues to serve as an industry liaison.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CANNAPHARMRARX, INC.
                                         Formerly Golden Dragon Holding Co.


                                         By: /s/ Gerry Crocker
                                             -----------------------------------
                                             Chief Executive Officer



Date: October 24, 2014

























                                     - 3 -